EXHIBIT 99.1
FirstCash to Acquire H&T Group, the Leading Operator of Pawnshops in the United Kingdom

Marks FirstCash’s strategic entry into the UK market through an established, industry-leading brand;
Provides further geographic diversification and unlocks additional growth opportunities;
Expected to be meaningfully accretive to EBITDA and EPS;
Strengthens FirstCash’s position as a global leader in pawn operations
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Fort Worth, Texas (May 14, 2025) -- FirstCash Holdings, Inc. (“FirstCash” or the “Company”) (Nasdaq: FCFS), a leading international operator of over 3,000 retail pawn stores in the U.S. and Latin America, today announced that it has reached agreement on the terms of a final* recommended cash acquisition of H&T Group plc (“H&T”), the leading operator of pawn stores in the United Kingdom. Under the terms of the agreement, FirstCash (through a newly incorporated wholly-owned U.K. subsidiary, Chess Bidco Limited) will pay cash consideration of 650 pence for each share of H&T stock. In addition, H&T shareholders will receive a final dividend of 11 pence for each H&T share to be paid on June 27, 2025. The total equity value, including cash consideration for the shares and the final cash dividend, is approximately £297 million or $394 million USD based on the exchange rate as of the close of business on May 13, 2025.

The acquisition of H&T expands FirstCash’s geographic footprint into a new and attractive market, further providing the Company with enhanced scale, operating efficiencies and long-term growth opportunities. This combination of FirstCash and H&T will create the largest publicly traded pawn platform in the United States, Latin America and the United Kingdom.

Mr. Rick Wessel, Chief Executive Officer and Vice-Chairman of the Board of FirstCash, commented, “We are excited to add H&T, the leading pawn operator in the United Kingdom, as part of FirstCash’s global platform. This strategic transaction provides an entry into a significant new market which we believe will unlock additional growth opportunities for the Company. We have great confidence in H&T's continued success given their proven track record coupled with their experienced management and operations teams. FirstCash looks forward to working together to drive long-term value for all of our customers, employees, and shareholders."

Mr. Chris Gillespie, Chief Executive Officer of H&T, commented, “The acquisition has a compelling strategic rationale, bringing together two businesses with complementary offerings focused on the values and benefits of their customers. I am extremely proud of H&T, we have built a fantastic team and highly attractive business, and FirstCash’s offer is a clear acknowledgment of this. It's clear to us that FirstCash has full appreciation of our capabilities, the dedication of our employees, commitment to the customer and with their backing and support, I am confident H&T will have an extremely bright future.”

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* The financial terms of the acquisition are final and will not be increased or improved, except that Chess Bidco Limited reserves the right to increase the amount of the cash consideration payable by it (i) if there is an announcement on or after the date of this announcement of a possible offer or a firm intention to make an offer for H&T by a third party or (ii) with the consent of the UK’s Panel on Takeovers and Mergers (which will be granted only in wholly exceptional circumstances).

Compelling Strategic and Financial Benefits

•Establishes FirstCash as the leading operator of pawn stores in the UK: H&T represents a highly complementary strategic fit as the UK’s largest pawnbroker, operating with a network of 285 stores.
•Expands FirstCash’s Geographic Reach: Entry into the UK pawn market represents another major step in FirstCash’s international growth strategy, adding further geographic diversification to the Company’s existing U.S. and Latin American pawn operations.
•Unlocks Further Growth Opportunities: H&T’s well-recognized brand provides FirstCash with a platform for increased penetration across key regions of the UK and opens the door for potential expansion into other European markets.
•Enhances Scale and Operating Leverage: The addition of 285 stores increases FirstCash’s scale, operational footprint and ability to leverage efficiencies across its global platform.
•Adds Experienced UK-Based Leadership: H&T’s seasoned management team brings deep local expertise and a proven track record of performance, positioning FirstCash to drive strong execution and continued momentum in the UK market.
•Financially Compelling: The transaction is expected to be meaningfully accretive to both EBITDA and EPS, strengthening FirstCash’s financial profile and long-term shareholder value.

Transaction Timeline and Additional Details
The acquisition has been unanimously approved by the Boards of Directors of both FirstCash and H&T. The transaction is subject to approval by H&T’s shareholders and customary regulatory approvals in the United Kingdom. The transaction is expected to close in the second half of 2025, subject to receipt of these approvals and the satisfaction of other customary closing conditions.

Presentation
Associated presentation materials regarding the transaction will be available on the investor relations section of FirstCash’s website at https://investors.firstcash.com/.

Advisors
Jefferies LLC is serving as exclusive financial advisor to FirstCash. Alston & Bird LLP and Macfarlanes LLP are serving as legal counsel to FirstCash.

Canaccord Genuity is serving as lead financial advisor to H&T and Shore Capital is serving as joint financial advisor to H&T. Gowling WLG (UK) LLP is serving as legal advisor to H&T.

Further Information; No Offer or Solicitation
This release is for information purposes and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the all-cash offer by Chess Bidco Limited, a newly-established indirect wholly-owned subsidiary of FirstCash Holdings, Inc. (the “Company”), for the entire issued and to be issued share capital of H&T Group plc, a company incorporated in England and Wales (“H&T”) (such acquisition, the “Acquisition”), or otherwise, nor shall there be any sale, issuance or transfer of securities of H&T in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the United Kingdom Companies Act 2006, as amended (the “UK Companies Act”) (or, if the Acquisition is implemented by way of a takeover offer, as such term is defined in the UK Companies Act (the “Takeover Offer”), the offer document), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Scheme. Any vote in respect of the Scheme or other response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme document (or, if the Acquisition is implemented by way of a Takeover Offer, the offer document). H&T shareholders are urged to read the Scheme document when it becomes available, because it will contain important information relating to the Acquisition.

Additional Information
The Acquisition is being made to acquire the shares of an English company by means of a scheme of arrangement provided for under English law. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Securities Exchange Act of 1934, as amended (“U.S. Exchange Act”). Accordingly, the Scheme will be subject to disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which are different from the disclosure requirements of the U.S. tender offer and proxy solicitation rules. The financial information included in this release and the Scheme documentation has been or will have been prepared in accordance with accounting standards applicable in the United Kingdom and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the U.S. If Bidco exercises its right to implement the Acquisition by way of a Takeover Offer, such offer will be made in compliance with applicable U.S. laws and regulations.

The receipt of cash pursuant to the Acquisition by a U.S. holder as consideration for the transfer of its H&T shares pursuant to the Scheme will likely be a taxable transaction for United States federal income tax purposes and under applicable United States state and local, as well as foreign and other, tax laws. Each H&T shareholder is urged to consult their independent professional adviser immediately regarding the tax consequences of the Acquisition applicable to them.

In accordance with normal United Kingdom practice and pursuant to Rule 14e-5(b) of the U.S. Exchange Act (to the extent applicable), Bidco, its nominees or its brokers (acting as agents) may from time to time make certain purchases of, or arrangements to purchase, H&T shares outside of the U.S., other than pursuant to the Acquisition, until the date on which the Acquisition becomes effective, lapses or is otherwise withdrawn. If such purchases or arrangements to purchase were to be made, they would be made outside of the U.S. and would be in accordance with applicable law, including the U.S. Exchange Act and the United Kingdom City Code on Takeovers and Mergers (the “Code”). These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the United Kingdom, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com.

Forward-Looking Statements
This release contains forward-looking statements regarding, among other things, the Acquisition, the anticipated benefits and timing of the Acquisition and the business, financial condition, outlook and prospects of the Company and H&T. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “outlook,” “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations, outlook and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

While the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. With respect to the proposed Acquisition, these factors, risks and uncertainties include, without limitation, the risk that the Acquisition may not be consummated, including as a result of a failure by Company or H&T to obtain the necessary shareholder (in the case of H&T) or regulatory approvals required for the Acquisition, or that required regulatory approvals may delay the Acquisition or result in the imposition of conditions that could reduce the anticipated benefits from the Acquisition, or the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition; the risk that Company will incur additional indebtedness to finance the Acquisition, which may not be on favorable terms to the Company; the length of time necessary to consummate the Acquisition, which may be longer than anticipated for various reasons; the risk that H&T will not be combined and integrated successfully; the risk that the cost savings, synergies and growth from the Acquisition may not be fully realized or may take longer to realize than expected; the diversion of management time on Acquisition-related issues; the risk that costs associated with the integration of H&T is higher than anticipated; inherent risks resulting from Company’s entry into a new geographical market, including exposure to local economic and political conditions, exchange rate fluctuations and the extensive regulatory regime in the UK; risk related to the ability to hire and retain key H&T personnel; and the effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, or other regulatory compliance costs.

Additional risks and uncertainties with respect to the Company are discussed and described in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”), including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports the Company files with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Publication on website
In accordance with Rule 26.1 of the Code, a copy of this release will be made available, subject to certain restrictions, on the Company’s website at https://investors.firstcash.com/ by no later than 12 noon (London time) on the business day following publication of this release. For the avoidance of doubt, the contents of any websites referred to in this release are not incorporated into and do not form part of this release.

Right to request hard copies
In accordance with Rule 30.3 of the Code, a person so entitled may request a hard copy of this release (and any document or information incorporated into it by reference to another source) by contacting H&T’s registrars, Equiniti, by writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, United Kingdom or by calling them during business hours on +44 (0)371 384 2030. Lines are open from 8.30 a.m. to 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays). Calls are charged at the standard geographical rate and will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. For persons who receive a copy of this release in electronic form or via a website notification, a hard copy of this release (and any document or information incorporated by reference into this release) will not be sent unless so requested. In accordance with Rule 30.3 of the Code, such persons may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be sent in hard copy form.

About FirstCash
FirstCash is a leading international operator of pawn stores focused on serving cash and credit-constrained consumers. FirstCash’s more than 3,000 pawn stores in the U.S. and Latin America buy and sell a wide variety of jewelry, electronics, tools, appliances, sporting goods, musical instruments and other merchandise, and make small non-recourse pawn loans secured by pledged personal property. FirstCash’s pawn segments in the U.S. and Latin America currently account for approximately 80% of annualized segment earnings, with the remainder provided by its wholly owned subsidiary, AFF, which provides lease-to-own and retail finance payment solutions for consumer goods and services.

FirstCash is a component company in both the Standard & Poor’s MidCap 400 Index® and the Russell 2000 Index®. FirstCash’s common stock (ticker symbol “FCFS”) is traded on the Nasdaq, the creator of the world’s first electronic stock market. For additional information regarding FirstCash and the services it provides, visit FirstCash’s websites located at http://www.firstcash.com and http://www.americanfirstfinance.com.

About H&T
H&T is the UK's largest pawnbroker, a leading retailer of high quality new and pre-owned jewelry and pre-owned watches and provides a range of financial products tailored for a customer base which has limited access to, or is excluded from, the traditional banking sector. These products include Pawnbroking, Retail and Foreign Currency.

For further information, please contact:
Gar Jackson
Global IR Group
Phone:     (817) 886-6998
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 258-2650
Email:     investorrelations@firstcash.com
Website:    investors.firstcash.com
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